UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2024

SONOCO PRODUCTS COMPANY

(Exact name of registrant as specified in its charter)

001-11261

(Commission File Number)

South Carolina	57-0248420
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number.)

1 N. Second St.

Hartsville, South Carolina 29550

(Address of principal executive offices) (Zip Code)

(843) 383-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 24, 2024, Sonoco Products Company, a South Carolina corporation (the “Company”), filed a Current Report on Form 8-K (the “Prior Form 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting under Item 1.01 thereof that, on June 22, 2024, the Company, Titan Holdings Coöperatief U.A., a cooperative with excluded liability (coöperatie met uitgesloten aansprakelijkheid) incorporated under the laws of the Netherlands (the “Seller”), and Titan Holdings I B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands and a direct wholly owned subsidiary of the Seller (“Eviosys”), entered into a Put Option Agreement (the “Put Option Agreement”) pursuant to which the Company made a binding offer to acquire, on the terms and conditions set forth in an Equity Purchase Agreement executed by the Company and attached to the Put Option Agreement (the “Purchase Agreement”), all of the issued and outstanding equity interests in Eviosys (the “Purchased Interests”, and such acquisition of the Purchased Interests, the “Transaction”) from the Seller, subject to the terms and conditions of the Put Option Agreement, including the delivery by the Seller, on or prior to the Put Option Expiration Date (as defined in the Prior Form 8-K), of an exercise notice (the “Exercise Notice” and such agreement to sell the Purchased Interests, the “Put Option”) in the form set forth in the Put Option Agreement. The Seller’s exercise of the Put Option was subject to the completion of the Consultation Process (as defined in the Prior Form 8-K) with the European Works Council of Eviosys and its subsidiaries, as described in more detail in the Prior Form 8-K.

The Consultation Process was completed on August 20, 2024. On August 22, 2024, the Seller delivered an Exercise Notice to the Company to exercise the Put Option and delivered to the Company a copy of the Purchase Agreement, executed by Eviosys and the Seller. As described in more detail in the Prior Form 8-K, the Purchase Agreement contains customary representations, warranties and covenants by the parties, and the consummation of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including the expiration, termination or receipt of the applicable waiting period or clearances, as applicable, under certain specified antitrust laws. The Transaction is expected to close by the end of 2024.

The foregoing descriptions of the Put Option Agreement and the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Put Option Agreement (which was previously filed as Exhibit 2.1 to the Prior Form 8-K) and the Purchase Agreement (which is attached hereto as Exhibit 2.1), each of which is incorporated herein by reference.

The Put Option Agreement and Purchase Agreement are not intended to provide any other factual information about the Transaction. The representations, warranties, and covenants contained in the Put Option Agreement and Purchase Agreement were made solely for purposes of the Put Option Agreement and Purchase Agreement, and as of specific dates, were solely for the benefit of the parties to the Put Option Agreement and Purchase Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risks between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the respective dates of the Put Option Agreement and Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K with respect to the proposed Transaction are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “assume”, “believe”, “committed”, “continue”, “could”, “estimate”, “expect”, “focused”, “future”, “guidance”, “likely”, “may”, “ongoing”, “outlook”, “potential”, “seek”, “strategy”, “will”, or the negative thereof, and similar expressions identify forward-looking statements.

Forward-looking statements contained in this Current Report on Form 8-K are made based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management. Such information includes, without limitation, discussions as to guidance and other estimates, perceived opportunities, expectations, beliefs, plans, strategies, goals and objectives concerning the Company’s future financial and operating performance. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

Therefore, actual results may differ materially from those expressed or forecasted in such forward-looking statements. Risks and uncertainties include, among other things: risks related to the Transaction, including that the Transaction will not be consummated; the ability to receive regulatory approvals for the Transaction in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the Transaction; the ability to retain key employees and successfully integrate Eviosys; the Company’s ability to realize estimated cost savings, synergies or other anticipated benefits of the Transaction, or that such benefits may take longer to realize than expected; diversion of management’s attention; the potential impact of the announcement or consummation of the Transaction on relationships with clients and other third parties; the operation of new manufacturing capabilities; the availability, transportation and pricing of raw materials, energy and transportation, including the impact of potential changes in tariffs or sanctions and escalating trade wars, and the impact of war, general regional instability and other geopolitical tensions (such as the ongoing conflict between Russia and Ukraine as well as the economic sanctions related thereto, and the ongoing conflict in Israel and Gaza), and the Company’s ability to pass raw material, energy and transportation price increases and surcharges through to customers or otherwise manage these commodity pricing risks; the costs of labor; the effects of inflation, fluctuations in consumer demand, volume softness, and other macroeconomic factors on the Company and the industries in which it operates and that it serves; the Company’s ability to meet its environmental and sustainability goals, including with respect to greenhouse gas emissions; and to meet other social and governance goals, including challenges in implementation thereof; and the other risks, uncertainties and assumptions discussed in the Company’s filings with the SEC, including its most recent reports on Forms 10-K and 10-Q, particularly under the heading “Risk Factors”. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed herein might not occur.

No Offer or Solicitation

This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale or issuance of securities in any jurisdiction in contravention of applicable law. In particular, this Current Report on Form 8-K is not an offer of securities for sale into the United States or in any other jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1*	Equity Purchase Agreement, by and among Titan Holdings Coöperatief U.A., Titan Holdings I B.V. and Sonoco Products Company, dated June 22, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: August 23, 2024	By:	/s/ Robert R. Dillard
Robert R. Dillard
Chief Financial Officer